Exhibit 99.2


                           LUND INTERNATIONAL HOLDINGS

SLIDE 1

GOOD MORNING!

WOW!

THAT'S A CLASSY LOOKING PICKUP - VERY MUCH CUSTOMIZED TO FIT THE PERSONALITY OF ITS OWNER. NOTE ALL THE ACCESSORIES - BED PROTECTION, STORAGE BOX, STEPS, SIDE WINDOW SHADES, WINDSHIELD VISOR, LIGHT COVERS, RADIATOR COVER, HOODSCOOPS AND A HOODSHIELD.

SLIDE 2

THIS TRUCK IS LOADED WITH ACCESSORIES FROM LUND INTERNATIONAL.

- YOUR COMPANY COMMITTED TO LEADERSHIP IN SERVING CUSTOMER NEEDS FOR TRUCK AND AUTOMOTIVE ACCESSORIES.

SLIDE 3

         SOME OF THE INFORMATION CONTAINED IN OUR PRESENTATION TODAY ARE FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS INVOLVE RISK AND UNCERTAINTY WHICH MAY LEAD TO RESULTS SIGNIFICANTLY DIFFERENT FROM THOSE WHICH WE EXPECT.

         FACTORS THAT COULD IMPACT OUR EXPECTED RESULTS ARE OUTLINED IN OUR ANNUAL REPORT ON PAGE 21.

         AS ALL OF YOU WILL UNDERSTAND, CHANGES IN ECONOMIC CONDITIONS, VARIATIONS IN PRODUCT DEMAND, PRODUCT COSTS AND OPERATIONAL PERFORMANCE CAN AFFECT OUR EXPECTED RESULTS. AS WELL, OUR ABILITY TO IDENTIFY, NEGOTIATE AND INTEGRATE ACQUISITIONS COULD ALSO IMPACT OUR RESULTS.

SLIDE 4

LUND INTERNATIONAL IS A RECOGNIZED LEADER IN AUTOMOTIVE ACCESSORIES - PRIMARILY FOR LIGHT AND HEAVY TRUCKS. THE TERM LIGHT TRUCKS INCLUDES NOT ONLY PICKUPS AS WE SEE HERE BUT ALL VEHICLES ON TRUCK PLATFORMS INCLUDING SUV'S AND VANS. WE HAVE THE NUMBER ONE POSITION OR A STRONG NUMBER TWO POSITION FOR MARKET SHARE IN EACH OF THESE NINE PRODUCTS. IN ADDITION, WE MARKET NUMEROUS OTHER ACCESSORIES GIVING LUND INTERNATIONAL ONE OF THE BROADEST PRODUCT SELECTIONS IN THE MARKETPLACE.

SLIDE 5

LUND INTERNATIONAL, A STRATEGIC CONSOLIDATION IN THE AUTOMOTIVE ACCESSORIES INDUSTRY WAS LAUNCHED IN THE FALL OF 1997 WITH HARVEST PARTNERS' ACQUISITION OF LUND INTERNATIONAL IN ANOKA, MINNESOTA; LUND WAS A $45M FAMILY CONTROLLED COMPANY. WITHIN 4 SHORT MONTHS, THE COMPANY GREW 150% WITH THE ACQUISITION OF DEFLECTA SHIELD, A PUBLIC COMPANY WITH 6 ACCESSORY BUSINESSES OPERATING MOSTLY ON A STANDALONE BASIS.

SLIDE 5 CONT.

         ONE YEAR LATER THE AUTO VENTSHADE COMPANY WITH SALES OF $55M WAS ACQUIRED BY LUND INTERNATIONAL. VENTSHADE, HEADQUARTERED IN GEORGIA, WAS RECOGNIZED AS THE INDUSTRY PACE SETTER FOR CUSTOMER SERVICE, PRODUCT QUALITY AND GROWTH. IN JANUARY 1999, LUND INTERNATIONAL ACQUIRED SMITTYBILT, INC. A LEADING MANUFACTURER OF TUBULAR ACCESSORIES LOCATED IN CALIFORNIA WITH SALES OF $16M. WITH GROWTH OF 300% WITHIN 18 MONTHS, LUND INTERNATIONAL WAS VERY MUCH MORE FOCUSED ON GROWTH BY ACQUISITION RATHER THAN INTEGRATION.

SLIDE 5 CONT.

LOOKING BACK, WE HAVE TO ADMIT THAT WE VERY MUCH UNDERSTATED THE CHALLENGE OF TURNING THESE 4 COMPANIES - REALLY NINE DIFFERENT BUSINESSES - INTO A MAJOR INTEGRATED PLAYER IN THE AUTOMOTIVE ACCESSORIES MARKET. HERE ARE A FEW HIGHLIGHTS OF OUR RECENT EFFORTS TO BUILD AN INTEGRATED COMPANY FROM NINE DIFFERENT BUSINESSES.

SLIDE 6

AS ALWAYS, OUR PRIMARY EFFORT WAS TO ENSURE THAT WE HAD THE APPROPRIATE HORSEPOWER ON OUR EXECUTIVE TEAM TO DEVELOP AND EXECUTE STRATEGY FOR BUILDING OUR ACQUISITIONS INTO AN INDUSTRY LEADER.

FULLY ELEVEN OF THIRTEEN SENIOR EXECUTIVES ARE NEW TO THE COMPANY OR TO THEIR POSITION. TODAY WE HAVE A SOLID BLEND OF NEW AND INDUSTRY EXPERIENCED SENIOR MANAGERS. WE CREATED CORPORATE DEPARTMENTS FOR HUMAN RESOURCES AND INFORMATION SYSTEMS, NEITHER OF WHICH EXISTED. AND TO STRENGTHEN OUR FINANCIAL CONTROLS, WE HAVE NOW UPGRADED OUR BUSINESS UNIT CONTROLLERS ACROSS THE COMPANY - 8 OF 9 WERE CHANGED FOR MORE QUALIFIED AND CAPABLE STAFF.

SLIDE 6 CONT.

         WE STILL HAVE ROOM TO IMPROVE IN ALL ASPECTS OF OUR MANAGEMENT - BUT WE'VE CLEARLY COME A LONG WAY IN A SHORT TIME.

SLIDE 7

WITH THE YEAR 2000 BEARING DOWN ON US AS WE ASSEMBLED OUR ACQUISITIONS, WE WERE CONFRONTED WITH HUGE PRESSURES TO QUICKLY LAUNCH SYSTEM UPGRADES ACROSS THE NEW COMPANY. FORTUNATELY OUR VENTSHADE ACQUISITION CAME WITH AN EFFECTIVE Y2K COMPLIANT SYSTEM. IT WAS EASY TO LEAVE IT WITH NO CHANGES. WITHIN A PERIOD OF 18 MONTHS, OUR NEW IS FUNCTION LAUNCHED A NEW SYSTEM IN FIVE OF OUR BUSINESS UNITS. THE RATE OF IMPLEMENTATION WAS IMPRESSIVE BUT CARRIED WITH IT THE USUAL RESISTANCE TO CHANGE AND A NEW EXCUSE FOR MANAGEMENT FAILURE - "IT'S THE SYSTEM'S FAULT." TODAY WE CAN CONFIRM THAT OUR TWO SYSTEMS ARE WORKING EFFECTIVELY.

SLIDE 7 CONT.

         OUR EMPHASIS TODAY IS ON HOW WE MAKE THEM WORK EVEN MORE EFFECTIVELY FOR US. WE NO LONGER HAVE ANY EXCUSES RELATED TO OUR SYSTEM.

SLIDE 8

WITH NINE DIFFERENT BUSINESSES, ALL ON DIFFERENT SYSTEMS, IT COMES AS NO SURPRISE THAT THERE WAS VERY LITTLE TO OFFER IN THE FORM OF FINANCIAL CONTROLS. FROM IRREGULAR AND VERY LITTLE REPORTING, WE NOW HAVE -

1. A RESTRUCTURED FINANCIAL REPORTING FORMAT WHICH BLENDS BOTH P&L AND BALANCE SHEET LEADING TO AN EVA MEASUREMENT AVAILABLE BY THE FIFTH WORK DAY AFTER MONTH-END.

2. FULL VISIBILITY AND REVIEW - BUSINESS-BY-BUSINESS - OF KEY PERFORMANCE FACTORS MEASURING ALL ASPECTS OF OUR BUSINESS FROM QUALITY TO PRODUCTIVITY TO COST/EXPENSE REDUCTIONS TO WORKING CAPITAL EFFECTIVENESS TO SAFETY AND SO ON. THESE ARE POWERFUL MEASUREMENTS OF OUR PERFORMANCE.

SLIDE 8 CONT.

3. A ROLLING FORECAST PROCESS WHICH BEGINS WITH MACRO ECONOMIC DRIVERS AND FLOWS INTO SALES, EXPENSES, PROFITABILITY AND WORKING CAPITAL FORECASTS FOR EACH OF OUR BUSINESS UNITS. IT'S NOT PERFECT BUT WE CAN SAY IT DID HELP US CONSIDERABLY IN OUR RESPONSE TO THE MARKET DOWNTURN IN 2000.

THIS YEAR WE'RE EXPANDING THE FORECAST TO INCLUDE CASH FLOW PROJECTIONS.

SLIDE 9

EACH OF THE FOUR ACQUISITIONS MANAGED THEIR PEOPLE DIFFERENTLY. THE LEADERSHIP STYLE RANGED FROM FREE AND EASY TO BENEFICIAL DICTATORS. THERE WAS LITTLE CONSISTENCY IN EITHER POLICY OR IN ATTITUDE TOWARDS EMPLOYEES.

         BASED ON THE FIRM BELIEF THAT PEOPLE TRULY DO MAKE THE DIFFERENCE BETWEEN SUCCESS AND FAILURE, WE'VE SET OUT A DELIBERATE PROGRESSIVE PATH TO MAKE LUND INTERNATIONAL A GREAT PLACE TO WORK.

         WE'VE STANDARDIZED AND UPGRADED BENEFIT PROGRAMS INTO A SINGLE BENEFIT PROGRAM. IT'S COMPETITIVE AND ATTRACTIVE. WE EFFECTIVELY USE IT AS A RECRUITING TOOL. AS WELL IT SERVES AS A RETENTION TOOL.

SLIDE 9 CONT.

         WE'VE IMPLEMENTED A COMPANY-WIDE SALARY AND WAGE ADMINISTRATION SYSTEM WITH ALL POSITIONS CLASSIFIED INTO GRADES. PERFORMANCE EVALUATIONS AND MERIT ADJUSTMENTS ARE STANDARDIZED AND IN PLACE.

         WE'VE ALSO IMPLEMENTED A COMPANY-WIDE RESULTS SHARING PLAN WHEREBY EVERY EMPLOYEE FROM CEO TO SHOP FLOOR WORKERS PARTICIPATE IN THE SUCCESS OF THEIR BUSINESS UNIT AND THE COMPANY. ITS EFFECTIVENESS IS GROWING STEADILY.

SLIDE 10

THESE ARE JUST A FEW HIGHLIGHTS OF THE PROGRESS WE'VE MADE. WE FULLY REALIZE THAT MUCH MORE MUST BE DONE TO FULLY INTEGRATE OUR ACQUISITIONS. LET ME ASSURE YOU THAT WE ARE FAR BETTER EQUIPPED TO TAKE ON AN ACQUISITION TODAY THAN WE WERE IN 1998 OR 1999.

SLIDE 11

ALTHOUGH THESE FOUR ACQUISITIONS BROUGHT THEIR CHALLENGES, WE'VE ALSO ENJOYED MANY BENEFITS. FOR EXAMPLE, LUND INTERNATIONAL CORRALLED AN OUTSTANDING GROUP OF BRAND NAMES FOR AUTOMOTIVE ACCESSORIES IN THE AFTERMARKET. ALL OF THESE BRANDS ARE HIGHLY RECOGNIZED AND ADMIRED IN THEIR PRODUCT CATEGORY. CONSUMERS - ESPECIALLY THE "ENTHUSIAST" - THOSE WHO ARE HEAVILY COMMITTED TO ACCESSORIZING THEIR VEHICLE - KNOW OUR BRANDS WELL. WITHIN DISTRIBUTION CHANNELS THESE BRANDS ARE WIDELY RECOGNIZED AND ACCEPTED AS LEADERS.

SLIDE 12

LET'S QUICKLY POSITION OUR LUND INTERNATIONAL BRANDS WITHIN THE MARKETPLACE. OUR ACCESSORIES AFTERMARKET OPPORTUNITY IS FOUND IN A HUGE - $165 BILLION - AFTERMARKET FOR AUTOMOTIVE PARTS SOLD OVER THE COUNTER AND IN SERVICE CENTERS. WE'RE IN THE SPECIALTY EQUIPMENT SEGMENT OF THIS HUGE MARKET WITH _ _ _

SLIDE 13

_ _ _ $8 BILLION IN SALES. WITHIN THIS MARKET WE SERVE A SMALL SLICE OF THE WHEELS/SUSPENSION CATEGORY AND A LARGER PIECE OF THE ACCESSORIES CATEGORY. WITH OUR SALES OF APPROXIMATELY $160M FOR LIGHT TRUCK AND AUTOMOTIVE, WE SERVE A MARKETPLACE TOTALING $1.6 BILLION. THERE'S LOTS OF ROOM TO GROW IN BOTH MARKETS SERVED AND NEW SEGMENTS.

         BEYOND THE LTAA MARKET, WE ALSO MANUFACTURE AND SELL APPROXIMATELY $15M OF ACCESSORIES FOR THE HEAVY TRUCK MARKETPLACE.

SLIDE 14

ACCESSORIES ARE SOLD TO CONSUMERS THROUGH APPROXIMATELY 80,000 OUTLETS SERVICED BY FOUR MAJOR DISTRIBUTION CHANNELS. THE TRADITIONAL CHANNEL - WAREHOUSE DISTRIBUTORS - SELLING TO INDEPENDENT INSTALLER JOBBERS AND RETAIL OUTLETS - IS IN DECLINE. STRONG COMPETITIVE PRESSURE FROM RETAIL SPECIALTY CHAINS NOW OPERATING NATIONALLY IS GROWING. WE CURRENTLY SELL TO FOUR OF THE FIVE MAJOR NATIONAL CHAINS WHERE WE HAVE A STRONG LEADERSHIP POSITION. OE MANUFACTURERS LEAD BY FORD AND CHRYSLER FOLLOWED BY THE OTHERS ARE ALSO AWAKE TO THE PROFIT OPPORTUNITIES IN THE AFTERMARKET AND ARE AGGRESSIVELY PROMOTING ACCESSORIES. WE ALSO DO VERY WELL WITH BOTH FORD AND CHRYSLER.

SLIDE 14 CONT.

CATALOGUE HOUSES FUELED BY INTERNET DEVELOPMENTS ARE ALSO ON THE MARCH. HERE WE DOUBLED VOLUME FOR OUR LUND BRAND IN 2000.

         ALL OF THESE DYNAMICS REQUIRE CAREFUL MANAGEMENT AND A STEADY DIET OF CHANGE IN SALES AND MARKETING STRATEGY. YOU'LL HEAR MORE OF HOW WE INTEND TO TURN THIS MARKET DYNAMIC TO OUR ADVANTAGE.

SLIDE 15

FOR THE ACCESSORIES MARKET ITSELF, IT WAS A WONDERFUL DECADE THROUGH THE 90'S; AND EARLY 2000 WAS TRACKING ALONG ON THE SAME COURSE. SOME OF YOU MAY RECALL AT LAST YEAR'S MEETING WE WERE NOT TOUTING MUCH GROWTH FOR 2000 BUT LITTLE DID WE KNOW HOW VOLUME WOULD PEAK IN THE FIRST QUARTER FOLLOWED BY TWO SOFT QUARTERS THEN SERIOUSLY SPIKE DOWN IN Q4.

         YOU ARE ALL FAMILIAR WITH THE IMPACT OF THE 4E EFFECT IN THE ECONOMY. THEY ALL APPLY TO OUR COMPANY - INSECURITY ABOUT THE ECONOMY, ESCALATING GAS PRICES FROM THE ENERGY PERSPECTIVE, REDUCED DISCRETIONARY CONSUMER SPENDING AS EQUITY VALUES AND NET WORTHS TUMBLED AND THEN AGGRAVATED BY THE ELECTION CONTROVERSY THROUGH MUCH OF Q4. FOR OUR INDUSTRY, THESE FACTORS WERE ALL HIGH PROFILE.

SLIDE 15 CONT.

CONSUMER DEMAND TRAILED OFF AND OUR DISTRIBUTION CHANNELS ACTED QUICKLY TO REDUCE INVENTORY.

         AFTER 10 STRONG YEARS, WE ARE INTO A SERIOUS DOWNTURN IN DEMAND - OUR OWN RECESSION.

SLIDE 16

NEEDLESS TO SAY, OUR VOLUMES FOLLOWED WITH SALES STARTING TO TRAIL OFF IN Q2. IN Q4 CONSUMER PURCHASING CONTINUED TO EASE AND THEN DISTRIBUTION CHANNELS OVERREACTED WITH INVENTORY REDUCTIONS. OUR SALES WERE PARTICULARLY SOFT. NOTE THE DECLINE FROM A SEASONALLY ADJUSTED ANNUAL SALES RATE OF $205M IN THE FIRST QUARTER OF 2000 TO THE FOURTH QUARTER OF $154M. THAT'S A SIGNIFICANT AND UNPRECEDENTED DROP.

SLIDE 17

IN THE FACE OF THIS DOWNTURN WE WERE IN ACTION QUICKLY WITH EXPENSE CUTS. WAREHOUSING EXPENSE WAS CUT $2.5M OR 25% FROM THE PRIOR YEAR. SG&A WAS CUT $6.7M OR 17% FROM THE PRIOR YEAR.

SLIDE 18

WE ALSO ADJUSTED HEADCOUNT TO THE NEW REALITY WITH YEAR OVER YEAR REDUCTIONS OF 230 OR 17% AND A HUGE 300 OR 21% FROM PEAK EMPLOYMENT IN JUNE.

SLIDE 19

ON THE BALANCE SHEET, WE FOCUSED ON INVENTORY AND RECEIVABLES CONTROL AND WERE ABLE TO CONTAIN OUR AVERAGE CAPITAL EMPLOYED TO THE SAME RATIO TO SALES AS IN 1999.

SLIDE 20

AND UNFORTUNATELY, BUT WISELY, WE REDUCED CAPEX WELL BELOW PLANNED COMMITMENT LEVELS.

SLIDE 21

ALONG THE WAY IN 2000, WE DIDN'T JUST FOCUS ON DAY-TO-DAY OPERATIONS IN OUR COMPANY; WE ALSO LAUNCHED SEVERAL MAJOR INITIATIVES - SOME WITH EARLY SUCCESS AND SOME WITH LONGER-TERM PAYBACK.

         AS ALWAYS, WE STAYED FOCUSED ON CONTINUOUS IMPROVEMENT IN THOSE KEY SUCCESS FACTORS IN OUR MARKETPLACE, WHICH MAKE US OUR CUSTOMERS' FIRST CHOICE.

         WE'RE PLEASED TO REPORT THAT WE ADVANCED IN EACH AND EVERY KSF IN 2000.

         THIS INITIATIVE IS ONGOING AND CONTINUES TODAY.

SLIDE 22

OUR BUSINESS - TRUCK AND AUTOMOTIVE ACCESSORIES - IS NOT AS SIMPLE AS IT APPEARS ON THE SURFACE.

         IN TOTAL, WE HAVE 28 PRODUCT FAMILIES RANGING FROM A HUNDRED THOUSAND IN SALES TO OVER $40M.

         FOR THE FIRST TIME WE WERE ABLE TO CAPTURE SOLID FINANCIAL ANALYSIS IN EACH OF THESE PRODUCT FAMILIES.

         TODAY WE'RE REPORTING OUR FINANCIAL RESULTS BY PRODUCT FROM SALES VOLUME THROUGH OPERATING PROFIT MONTHLY, PROVIDING AN EXCELLENT DATABASE FROM WHICH TO DEVELOP FULL BUSINESS PLANS FOR EACH FAMILY.

         WE VIEW THIS INITIATIVE TO BE ESPECIALLY IMPORTANT TO OUR COMPANY, AS WE ARE NOW BETTER ABLE TO ALLOCATE RESOURCES, TO SET PRIORITIES AND PROVIDE IMPROVED MANAGEMENT FOCUS.

SLIDE 23

WE ALSO COMPLETED A FULL RESTRUCTURING OF OUR ORIGINAL PLATFORM COMPANY FROM A FULL MANUFACTURING OPERATION TO A MORE COST EFFECTIVE OUTSOURCING AND WAREHOUSING OPERATION.

         SIMPLY PUT, THE PRODUCT CATEGORIES SERVED BY OUR ANOKA, MN MANUFACTURING PLAN ARE IN DECLINE. OUR MARKETPLACE HAS MORE THAN ENOUGH CAPACITY.

         WE OUTSOURCED PRODUCT BOTH INTERNALLY AND EXTERNALLY. WE COMPLETED 26 MINI-PROJECTS WHICH WE CALLED OUR CONCRETE PROGRAM - BUILDING A NEW FOUNDATION. WE REDUCED MANPOWER 50% AND CAPITAL EMPLOYED 50%. WE REDUCED OUR OPERATING LOSS BY $5M. WE THEN LAUNCHED A PROJECT TO RELOCATE ANOKA FOR FURTHER COST REDUCTION AND RELEASE OUR BIGGEST ASSET FOR SALE.

SLIDE 24

IN OUR LONGMONT, COLORADO FACILITY, WE MANUFACTURE HOODSHIELDS FOR BOTH OEM AND TRADITIONAL AFTERMARKET CHANNELS UNDER THE LUND/DEFLECTA SHIELD BRANDS. WE ENJOY THE DOMINANT MARKET POSITION IN THIS SIGNIFICANT CATEGORY BUT AS YOU CAN SEE, WITH 1999 PERFORMANCE, WE WERE VERY MUCH BELOW ACCEPTABLE RESULTS.

         A NEW MANAGEMENT TEAM, WITH EMPHASIS ON QUALITY OF SERVICE AND PRODUCT, COST REDUCTION AND STRATEGIC PRICING, TURNED THIS BUSINESS UNIT INTO OUR BEST PERFORMER IN 2000 WITH OPERATING PROFIT IMPROVED FROM 6% TO ALMOST 18% IN SALES
- THAT'S A $3M IMPROVEMENT.

SLIDE 25

OUR SUSPENSION DIVISION, ANOTHER STRONG BUSINESS UNIT, WAS RELOCATED TO THE CALIFORNIA FACILITY ACQUIRED WITHIN THE SMITTYBILT, INC. ACQUISITION IN JANUARY 1999. HERE WE EXPECTED TO TAKE ADVANTAGE OF SYNERGY AND COST SAVINGS BETWEEN THESE TWO BUSINESS UNITS.

         UNFORTUNATELY, OUR RELOCATION PLAN AND ITS EXECUTION WERE NOT UP TO THE CHALLENGE AND WE STRUGGLED WITH THIS PROJECT FOR FOUR EXTRA MONTHS IN 2000. FORTUNATELY, WE PRESERVED CUSTOMER RELATIONSHIPS THROUGHOUT OUR TURMOIL AND WERE FINALLY ABLE TO RESTORE VOLUMES BACK TO PRE-MOVE LEVELS AND BEYOND IN DECEMBER. WE'RE STILL NOT PERFECT TODAY BUT WE ARE MAKING STEADY PROGRESS AND EXPECT TO HAVE A SOLID YEAR OF IMPROVED RESULTS IN 2001.

SLIDE 26

IN OUR QUEST FOR GROWTH IN THE SECOND QUARTER OF 2000, WE LAUNCHED A NEW MANUFACTURING RESOURCE PLANNING SYSTEM IN CORONA FOR OUR SMITTYBILT TUBULAR PRODUCTS. THE ORIGINAL MANUAL SYSTEM WAS CONVERTED TO THE SAME SYSTEM USED IN OUR OTHER BUSINESS UNITS. FOR VARIOUS REASONS - INCLUDING THE ADDED COMPLEXITY OF TUBULAR PRODUCTS - THE LAUNCH FAILED. THE NEGATIVE RESULTS WERE SIGNIFICANT INCLUDING EXCESS INVENTORY, PRODUCTIVITY LOSSES AND REDUCED CUSTOMER SERVICE.

         THE RECOVERY PROGRAM, WHICH INCLUDED A COMPLETE RE-WORK OF OUR MRP SYSTEM ALONG WITH SEVERAL KEY PERSONNEL CHANGES, TOOK UNTIL Q4 OF 2000.

SLIDE 26 CONT.

HUGE IMPROVEMENTS IN INVENTORY ACCURACY, PRODUCTIVITY AND CUSTOMER SERVICE LEVELS WERE WELL UNDERWAY BY YEAR-END -- AND PROGRESS CONTINUES TODAY. WE WILL DO MUCH BETTER WITH OUR SMITTYBILT BRAND IN 2001.

SLIDE 27

THESE MOVES PROVIDED OPPORTUNITY WITH OUR REAL ESTATE COMMITMENTS AND WE WERE ABLE TO SELL, CLOSE DOWN OR POSITION FOR SALE, A NET REDUCTION OF 385K SQUARE FEET - A REDUCTION OF 25%. WHEN WE INCLUDE OUR EARLIER RESTRUCTURING INITIATIVES WE HAVE NOW ELIMINATED 500K SQUARE FEET OR 35% OF THE PHYSICAL PLANTS ACQUIRED IN OUR FOUR ACQUISITIONS.

SLIDE 28

THE MID-YEAR DOWNTURN IN CONSUMER DEMAND EXAGGERATED BY SEVERE PIPELINE INVENTORY REDUCTION IN Q4 ALL LEAD TO 10% LESS VOLUME IN 2000 OR SALES OF $177.3M. ON THE DROP IN VOLUME OF $17.7M, OUR EBITDA DROPPED BY $1.0M OR SLIGHTLY MORE THAN 5% ON THE REDUCED VOLUME. IT'S NOT A BAD DECREMENTAL RATE AND IS THE DIRECT RESULT OF OUR EARLY AND STRONG RESPONSE TO THE DOWNTURN IN MID-YEAR.

         IN COMPARISON TO OUR COMPETITORS WE BELIEVE THAT OUR COMPANY FARED REASONABLY WELL. WE ARE WELL AWARE OF SEVERAL ACQUISITIONS ALREADY IN PROCESS, WHICH WERE DERAILED. AND THE INDUSTRY RUMOR MILL IS BUZZING ABOUT COMPANIES IN TROUBLE.

SLIDE 28 CONT.

         REGARDLESS, THE FINAL RESULTS OF ONLY 10% EBITDA WAS AN EXTREME DISAPPOINTMENT TO OUR MANAGEMENT TEAM.

         WE ARE DETERMINED TO DO BETTER!

SLIDE 29

AND FOR THE YEAR AHEAD, I'M AFRAID THAT I BRING LITTLE GOOD NEWS. SIMILAR TO SO MANY OTHER INDUSTRIES, IT'S EXTREMELY DIFFICULT TO HAVE SOLID VISIBILITY OF THE FUTURE. FOR OUR TOP LINE WE'RE OPERATING UNDER VERY UNCERTAIN CONDITIONS. JANUARY WAS BETTER, FEBRUARY HESITATED, MARCH WAS OK, APRIL WAS WEAK.

         FROM AN OPERATING PERSPECTIVE WE CAN ONLY ANTICIPATE A FURTHER DOWNTURN AND OPERATE ACCORDINGLY.

SLIDE 30

         REGARDLESS OF MARKET CONDITIONS, WE'RE WELL ADVANCED IN PURSUIT OF EVEN MORE CHANGES TO IMPROVE OUR PERFORMANCE AND MOVE LUND INTERNATIONAL FORWARD.

         AS POINTED OUT EARLIER, WE ARE MAKING STEADY PROGRESS IN CORONA, CALIFORNIA WHERE WE MANUFACTURE SMITTYBILT TUBULAR ACCESSORIES.

SLIDE 31

         A NEW LEADER AND A STRONGER MANAGEMENT TEAM HAVE RECENTLY LAUNCHED A PROJECT TO GIVE REBIRTH TO OUR CORONA BUSINESS UNIT - WE CALL IT THE GENESIS PROJECT.

         WE HAVE 3 TEAMS WITH 45 IDENTIFIED PROJECTS TOTALING $3.8M IN COST REDUCTION AND $3.7M IN INVENTORY REDUCTION. WE'RE MAKING STEADY PROGRESS ON THESE PROJECTS.

         WE'LL DEFINITELY DO MUCH BETTER IN CORONA IN 2001.

SLIDE 32

IN APRIL WE CLOSED OUR ANOKA MANUFACTURING AND WAREHOUSING FACILITY BY FULLY RELOCATING IT TO LAWRENCEVILLE, GA NEAR OUR VENTSHADE OPERATIONS. THIS MOVE HAS BEEN EXCEPTIONALLY SUCCESSFUL IN CONTRAST WITH OUR OTHER EARLIER RELOCATION PROJECTS. EXPENSE SAVINGS WILL EXCEED $800K. MORE IMPORTANTLY, WE ARE NOW IN A POSITION TO SEEK A BUYER FOR OUR ANOKA FACILITY VALUED AT APPROXIMATELY $10M.

SLIDE 33

AT OUR HOWE, INDIANA FACILITY, WHERE WE MANUFACTURE DEFLECTA SHIELD ALUMINUM ACCESSORIES, OUR FINANCIAL PERFORMANCE HAS BEEN TRADITIONALLY MARGINAL. WE NOW HAVE A HARD HITTING, FOCUSED BREAKOUT PROGRAM UNDERWAY TO BRING THIS LOCATION TO MORE ACCEPTABLE PERFORMANCE LEVELS. WE'RE HARD AT WORK ON SEVERAL VOLUME EXPANSION PROJECTS WHICH COULD BE THE BREAKTHROUGH WE'RE AFTER.

SLIDE 34

IN APRIL OF THIS YEAR, WE TOTALLY RESTRUCTURED OUR SALES AND MARKETING FOR BRANDS COVERING OVER 70% OF OUR VOLUME. SALES MANAGEMENT WAS TRANSITIONED FROM A REGIONAL STRUCTURE SELLING ONE OR TWO BRANDS TO A NATIONAL STRUCTURE ORGANIZED AROUND MARKET CHANNELS SELLING ALL BRANDS. THIS SHOULD ALLOW US TO BETTER SERVE OUR CUSTOMERS AND TO BE MORE EFFECTIVE. OUR MARKETING SUPPORT FUNCTIONS HAVE BEEN CENTRALIZED FOR BOTH COST SAVINGS AND MORE PROFESSIONAL PROGRAMS.

SLIDE 35

IN THE FACE OF THE WORST MARKET IN TEN YEARS, WE TOOK AN AGGRESSIVE POSITION ON PRICING FOR THE YEAR 2001. WE HAVE SUCCESSFULLY FINALIZED THE FIRST EVER - AT LEAST FOR OUR COMPANY - PRICE INCREASE ON ACCESSORIES IN OUR RETAIL SPECIALTY CHANNEL. WE HAVE STRATEGICALLY PRICED PRODUCTS IN THE WAREHOUSE/CATALOGUE CHANNEL FOR MORE INCREASES. IN THE OE ACCESSORY MARKET CHANNEL THE TRADITION IS PRICE DECREASE RATHER THAN INCREASE. HERE WE'RE FIGHTING TO HOLD OUR OWN.

         IN TOTAL, OUR PRICE ADJUSTMENTS FOR 2001 PROVIDE THE OPPORTUNITY OF A $6M IMPROVEMENT. WE NEED IT!

SLIDE 36

WE HAVE ALSO LAUNCHED A COMPANY-WIDE INITIATIVE TO REDUCE COSTS/EXPENSES WITH AN AGGRESSIVE GOAL OF $8M ANNUALIZED. THROUGH MARCH WE HAD REACHED $2.4M ANNUALIZED WITH ALL BUSINESS UNITS CONTRIBUTING.

SLIDE 37

AND FINALLY, BELIEVING THAT OUR BEST DEFENSE IN TODAY'S MARKET IS A SOLID OFFENSE, WE'RE RE-ENERGIZED OUR GROWTH PROGRAMS TO TAKE MARKET SHARE AND USE OUR CAPACITY. OUR INITIATIVES HERE RANGE FROM CUSTOMER SERVICE ENHANCEMENTS TO REORGANIZED R&D, REFOCUSING SALES AND MARKETING, NEW PRODUCTS AND SO ON.

SLIDE 38

ALL OF THIS BRINGS US TO OUR PROJECTIONS FOR 2001 - EVEN THOUGH WE SHARE THE SAME VIEW AS MANY OTHERS IN THE PUBLIC COMPANY ARENA. IT'S FAR TOO DIFFICULT TO SEE INTO OUR SHORT-TERM FUTURE WITH CONFIDENCE. VISIBILITY FOR THE NEXT FEW WEEKS IS THERE - BUT BEYOND IT'S TOUGH. THIS SIMPLY MEANS THAT WE HAVE TO BE WELL PREPARED TO RESPOND EITHER WAY - UP OR DOWN.

SLIDE 38 CONT.

         NOTWITHSTANDING ALL OF THIS, WE DO HAVE SOME EXPECTATIONS FOR 2001. IT'S ALL BASED ON THE ASSUMPTION THAT THE 4TH QUARTER OF 2000 DID REFLECT A SIGNIFICANT CHANGE IN CONSUMER DEMAND WHICH WAS THEN EXAGGERATED BY INVENTORY PIPELINE REDUCTION. WE BASE THIS ON A FIRST QUARTER UPTICK IN OUR SAAR BY APPROXIMATELY 11% TO THE $170M ANNUAL SALES RANGE.

         WE EXPECT NOTHING MORE, NOTHING LESS OVER THE BALANCE OF 2001 GIVING US FULL YEAR SALES IN THE SAME RANGE. ACCORDINGLY-_ _ _

SLIDE 39

OVER THE BALANCE OF THE YEAR WE HAVE FORECAST MORE OF THE SAME AS EXPERIENCED IN Q1. OUR SALES PROJECTIONS REFLECT THE SAAR EXPERIENCED IN THE FIRST QUARTER. OUR EBITDA PROJECTS IMPROVEMENTS MADE IN BOTH 2000 AND 2001 AND ASSUMES NO MAJOR UPSET TO ANY OF OUR STRATEGIC INITIATIVES. WE ARE CONFIDENT THEY WILL SUCCEED AS PLANNED.

         THE NET RESULT IS THAT WE EXPECT TO IMPROVE EBITDA FOR 2001 BY APPROXIMATELY 12% ON $4.7M LESS VOLUME. WE STILL HAVE A LONG DISTANCE TO TRAVEL IN BUILDING SHAREHOLDER VALUE.

SLIDE 40

_ _ _ BUT WE THINK WE'RE ON THE RIGHT TRACK. WITHOUT THE BENEFIT OF FURTHER ACQUISITIONS - WHICH WE'D LIKE TO THINK WILL STILL BE POSSIBLE - WE THINK THE `BOTTOM FISHING' WILL SOON BE OUTSTANDING. OUR VISION FOR 2004 WITHOUT ACQUISITION TAKES OUR VOLUME TO THE $225M+ RANGE AND OUR EBITDA TO THE 16% RANGE.

SLIDE 41

         WE BELIEVE THAT OUR CONTINUING EMPHASIS ON KEY SUCCESS FACTORS - MAKING US THE PREFERRED SUPPLIER TO DO BUSINESS WITH AND PULL OUR PERFORMANCE FORWARD.

         WE WILL ALSO FOCUS ON OPERATING EXCELLENCE IN ALL CORNERS OF OUR BUSINESS. IMPROVEMENTS HERE WILL SERVE US WELL AND PUSH OUR PERFORMANCE FORWARD.

SLIDE 42

         FURTHER LEVERAGING OFF THE SALES AND MARKETING RESTRUCTURING OFFERS MUCH OPPORTUNITY IN THE YEARS AHEAD. WE'LL BE CROSS SELLING AND PROMOTING BRANDS THROUGH A MUCH MORE COST EFFECTIVE AND FOCUSED SALES TEAM.

         WE HAVE MORE IMPROVEMENTS TO PURSUE BY FURTHER ADVANCING OUR INTEGRATION INTO A SINGLE COMPANY - ESPECIALLY IN THE MANUFACTURING AREA. THERE ARE MANY OPPORTUNITIES AVAILABLE TO US HERE.

         AND WE FIRMLY BELIEVE THAT OUR NEWLY IMPLEMENTED FINANCIAL CONTROLS WILL SERVE US BETTER AS WE MATURE.

SLIDE 43

         WE ARE COMMITTED.

         WE ARE DETERMINED TO BUILD LUND INTERNATIONAL INTO A GREAT COMPANY.